UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

 United Fire Group Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 20, 2026, United Fire Group, Inc. (the "Company") held its 2026 Annual Meeting of Shareholders (the "Annual Meeting").
Each of the director nominees was elected and all the other proposals submitted to the Company's shareholders were approved. The following are the final voting results for each proposal presented at the Annual Meeting.
Proposal 1: Elect five Class A Directors to serve three-year terms expiring in 2029.

Director Nominee		Number of Shares
Name	Class	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Scott L. Carlton	A	19,651,006	746,867	17,589	2,379,229
Brenda K. Clancy	A	19,462,832	234,466	718,164	2,379,229
Kevin J. Leidwinger	A	20,030,772	367,073	17,617	2,379,229
Glinda L. Spencer	A	19,609,140	88,158	718,164	2,379,229
Susan E. Voss	A	19,006,433	685,299	723,730	2,379,229
Proposal 2: Ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2026.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
22,047,843	731,737	15,111	—
Proposal 3: Shareholder advisory vote to approve the compensation of the Company’s named executive officers.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
20,096,679	306,486	12,297	2,379,229
Proposal 4: Approval of the amendment of the 2021 Non-Employee Director Stock Plan to increase the number of shares of United Fire Group, Inc. common stock available for issuance thereunder to non-employee Directors and to extend the life of the 2021 Non-Employee Director Stock Plan from December 31, 2029 to December 31, 2034.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
19,329,071	1,068,724	17,667	2,379,229

Item 7.01. Regulation FD Disclosure.
A copy of the Company’s press release announcing the voting results of the Annual Meeting is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01. Other Events.
At a meeting of the Board of Directors of UFG held on May 20, 2026 the directors declared a $0.20 per share quarterly cash dividend, which will be paid June 19, 2026 to common stock shareholders of record as of June 5, 2026. Additionally, the directors extended the current Share Repurchase Program to August 31, 2028, and increased the number of shares of its common stock the Company is authorized to purchase under the Share Repurchase Program to 2 million shares. A copy of the Company’s related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit 99.1	Press release of United Fire Group, Inc. dated May 20, 2026
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 20, 2026	/s/ Kevin Leidwinger
Kevin Leidwinger, Chief Executive Officer

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